UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

SCHEDULE 14A INFORMATION

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACTELIS NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ACTELIS NETWORKS, INC.

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

Meeting to be held on August 25, 2026, at 10:00 a.m. (Eastern Standard Time)

The Meeting to be held at our offices at 25 Bazel Street, Petach Tikva, Israel 4951038.

ACTELIS NETWORKS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 25, 2026

An annual meeting of stockholders (the “Annual Meeting”) of Actelis Networks, Inc. (“Actelis”, the “Company”, “we”, “us”, or “our”) will be held on August 25, 2026, at 10:00 a.m. (Eastern Standard Time), at our offices at 25 Bazel Street, Petach Tikva, Israel 4951038, to consider the following proposals:

1.      To elect the Class I directors to serve on our board of directors for a term of three years or until our 2029 Annual Meeting of Stockholders, for which Julie Kunstler and Gideon Marks are the nominees (“Proposal No. 1”);

2.      To ratify the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal No. 2”);

3.      To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 30,000,000 shares to 80,000,000 shares; (“Proposal No. 3”);

4.      To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve Proposal No. 1, Proposal No. 2 and/or Proposal No. 3 (“Proposal No. 4”); and

5.      To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your board of directors recommends a vote “FOR” Proposal Nos. 1, 2 and 3. The Company intends to mail the Proxy Statement and Proxy Card enclosed with this notice on or about July 16, 2026 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on June 29, 2026 (the “Record Date”) will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

By Order of the Board of Directors
/s/ Tuvia Barlev
Tuvia Barlev
Chairman of the Board of Directors July 16, 2026

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be
held on August 25, 2026. The Proxy Statement is available at https://web.viewproxy.com/ASNS/2026AM.

i

Actelis Networks, Inc.
710 Lakeway Drive, Suite 200
Sunnyvale, CA 94805
(510) 545-1045

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
August 25, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of the Company to be voted at the Annual Meeting of Stockholders, which will be held on August 25, 2026, at 10:00 a.m. (Eastern Standard Time), at our offices at 25 Bazel Street, Petach Tikva, Israel 4951038, and at any postponements or adjournments thereof. The proxy materials will be mailed to stockholders on or about July 16, 2026.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on June 29, 2026, the Record Date, will be entitled to receive notice of, attend and vote at the meeting.

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•        this Proxy Statement for the Annual Meeting;

•        the Proxy Card or voting instruction form for the Annual Meeting; and

•        the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

What is the Proxy Card?

The Proxy Card enables you to appoint Tuvia Barlev, our Chief Executive Officer, and Yoav Efron, our Chief Financial Officer and Deputy Executive Officer, as your representative at the Annual Meeting. By completing and returning a Proxy Card, you are authorizing each of Mr. Barlev and Mr. Efron, to vote your shares at the Annual Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of one Class I director to serve on the Company’s board of directors for a term of three years until our 2029 Annual Meeting of Stockholders for which Tuvia Barlev is the nominee (Proposal No. 1); (ii) the ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited (“PwC”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2); (iii) the approval of the amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 30,000,000 shares to 80,000,000 shares (Proposal No. 3); and (iv) the approval of the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve Proposal No. 1, Proposal No. 2 and/or Proposal No. 3 (Proposal No. 4).

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one third of the number of shares of common stock issued and outstanding on the Record Date will constitute a quorum permitting the meeting to conduct its business. As of the Record Date, there were 25,837,246 shares of the Company’s common stock issued and outstanding, each share entitled to one vote at the meeting. Thus, the presence of the holders of 8,612,416 shares of common stock will be required to establish a quorum. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Vstock Transfer, LLC, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name (non-Israeli brokerage firm, bank, broker-dealer, or other nominee holders)

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•        By Telephone or Internet — All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•        In Person — All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

•        By Mail — You may vote by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

The board of directors has appointed Tuvia Barlev, our Chief Executive Officer, and Yoav Efron, our Chief Financial Officer and Deputy Chief Executive Officer, to serve as the proxies for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What happens if I do not give specific voting instructions?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the board of directors. If a stockholder does not give timely customer direction to its broker or nominee with respect to a “non-routine” matter, the shares represented thereby (“broker non-votes”) cannot be voted by the broker or nominee, but will be counted in determining whether there is a quorum. Of the proposals described in this Proxy Statement, Proposal No. 1 is considered “non-routine” matters. Proposal Nos. 2 , 3 and 4 are each considered a “routine” matter.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholders of Record.    If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

What is the required vote for each proposal?

Proposal No. 1:    The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. The proxies cannot be voted for a greater number of persons than one.

Proposal No. 2:    The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for the approval of Proposal No. 2. Stockholder ratification of the selection of PwC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 is not required by our Bylaws or other applicable legal requirement; however, our board is submitting the selection PwC, to stockholders for ratification as a matter of good corporate practice. In the event that the stockholders do not approve the selection of PwC, the audit committee will reconsider the appointment of the independent registered accounting firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal.

Proposal No. 3:    The affirmative vote of a majority of the voting power of all the then outstanding shares of capital stock entitled to vote on the subject matter is required for the approval of Proposal No. 3. Any broker non-votes (if any) will be treated as a vote against Proposal No. 3.

Proposal No. 4:    The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for the approval of Proposal No. 4. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

What are the board’s recommendations?

The board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the board recommends a vote:

•        “FOR” the approval of Proposal No. 1;

•        “FOR” the approval of Proposal No. 2;

•        “FOR” the approval of Proposal No. 3;

•        “FOR” the approval of Proposal No 4;

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the board of directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are proxy materials delivered to households?

With respect to eligible stockholders who share a single address, we may send only one Notice or other Annual Meeting materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Actelis Networks, Inc., 710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805, Attention: Corporate Secretary or by calling us at +1 (510) 545-1045. Eligible stockholders of record receiving multiple copies of our Notice or other Annual Meeting materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of Notice or other Annual Meeting materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the Corporate Secretary at the address or phone number set forth above.

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The members of our board of directors are classified into three classes with staggered three-year terms, as follows:

•        Class I, comprised of two directors, Gideon Marks and Julie Kunstler (with their terms expiring at this annual meeting of stockholders and who are the nominees for re-election);

•        Class II, comprised of one director, Niel Ransom (with his term expiring at our 2027 annual meeting of stockholders); and

•        Class III, comprised of one director, Tuvia Barlev (with his term expiring at our 2028 annual meeting of stockholders).

To preserve the classified board structure, a director elected by the board of directors to fill a vacancy holds office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier death, resignation, retirement or removal.

Gideon Marks and Julie Kunstler have been nominated by our Nominating and Governance Committee for reelection as Class I directors at the Annual Meeting. Each of Mr. Marks and Ms. Kunstler is currently serving a term which expire at our Annual Meeting.

Biographical and certain other information concerning the Company’s nominees for election to the board of directors and additional directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

The following sets forth certain information with respect to each of our directors who are up for election or re-election at the Annual Meeting (Class I directors) and each additional director currently serving on our board of directors:

Name	Age	Class	Position(s)
Tuvia Barlev	64	Class III	Chief Executive Officer and Chairman
Niel Ransom*	76	Class II	Director
Julie Kunstler*	70	Class I	Director
Gideon Marks*	70	Class I	Director

____________

*        Independent, as that term is defined by the rules of Nasdaq.

Biography of Class I Director Nominees Subject to Re-election at the Annual Meeting

Julie Kunstler — Director

Julie Kunstler, has served as a board member in our company since February 2025. Ms. Kunstler is a seasoned professional with broad experience in the communications components, equipment, and software industry, having served as an executive, venture-fund investor, analyst, and board member. Since April 2024, Ms. Kunstler has been serving as an External Non-Executive Director for Ethernity Networks, a company traded on the London Stock Exchange. Previously, between November 2010 and April 2024, Ms. Kunstler worked at Omdia (a division of InformaTech), lastly holding the position of Chief Analyst for the Broadband Access Intelligence Service, covering the fixed broadband access industry ecosystem. Prior to her role at Omdia, between 2006 and 2010, Ms. Kunstler was the Vice President of Business Development at Teknovus, a venture-backed startup specializing in Passive Optical Network (PON) chip technology. Ms. Kunstler holds a Bachelor’s degree from University of Cincinnati and an MBA degree from University of Chicago.

Gideon Marks — Director

Mr. Marks has served as a board member in our company since May 2024. Mr. Marks is a seasoned professional with over 35 years of experience in leading technology companies, specializing in financial, business, and corporate development roles. Mr. Marks has been serving as an advisory board member of Deepdub, Inc., a company specializing in dubbing and voice over localization, since July 2023, and as the co-founder of DogLog, an app that connects all aspects of a dog’s life in one app, since January 2018. In addition, Mr. Marks has been serving as a mentor for Google for Startups Accelerator since January 2018. Mr. Marks’ previous experience includes taking three companies public on Nasdaq as their Chief Financial Officer (Lannet Data Communications Ltd., Radcom Ltd. (Nasdaq: RDCM), and Silicom Ltd. (Nasdaq: SILC)), and successfully leading four others as their Chief Financial Officer (Radnet Inc., RealTime Image, Ltd., Adamind Ltd., and Net Optics, Inc.) to acquisitions. Mr. Marks holds a B.A. in Economics and an MBA Finance degree from Tel Aviv University in Israel.

Biographies of Other Directors

Tuvia Barlev — Chief Executive Officer, Chairman of the Board, and Secretary

Mr. Barlev has served as our Chief Executive Officer and Secretary since January 2013 and has served as the Chairman of the Board since 2010. Previously, Mr. Barlev founded our company in 1998 and served as the Chief Executive Officer until January 2010. Mr. Barlev is a seasoned serial entrepreneur with more than 25 years of experience in high-technology leadership in military, telecommunications, e-commerce, Big Data and clean energy. Prior to joining Actelis, he was head of the R&D organization at Teledata (acquired by ADC in 1998), a global supplier of advanced digital loop carrier (DLC) equipment from 1996 to 1998. Previously, Mr. Barlev served as a senior research officer with the Israeli government, and he was also founder, Chairman/Acting CEO at companies including Superfish Inc., a leading provider of visual search technology, from 2007 to 2015; Leyden Energy, a leading supplier of breakthrough battery technology from 2010 to 2012; Adyounet Inc., provider of advanced direct marketing services over the Web from 2006 to 2009; and SafePeak LTD., provider of hot data acceleration platform for Big Data across the cloud from 2011 to 2012. Mr. Barlev holds BSC and MSEE degrees from Tel Aviv University, both Summa Cum Laude.

Niel Ransom — Director

Dr. Ransom, age 75, is a seasoned professional with five decades of experience in the communications, networking, and venture capital. From 2018 to 2024, he was a Partner at Celesta Capital, a venture capital firm investing in and directing deep-tech startups. He served as a director of Radisys Corp (NASDAQ: RSYS). between August 2010 and June 2018, of Cyan, Inc (NYSE: CYNI) from June 2009 and August 2015, of AppliedMicro NASDAQ: AMCC) from July 2006 to August 2009, and of ECI Telecom (NASDAQ: ECIL) from June 2006 to September 2007. Mr. Ransom was a principal of Ransomshire Associates, Inc., an advisory firm he founded in 2005. He previously served as Chairman of Saguna Networks, a provider of MobileEdge computing solutions, and Chairman of Teknovus, a provider of fiber-to-the-home semiconductors. He served on the board of directors of Kbro (CATV service provider in Taiwan), CoreOptics (optical networking modules), Turin Networks (carrier ethernet equipment), Overture Networks (Broadband service optimization solutions), DesignArt Networks (semiconductors for mobile base stations), Capella Photonics (wavelength selective switch), OPNT (optical positioning navigation and timing), and Polatis (fiber switching systems. Previously, as worldwide Chief Technology Officer of Alcatel (telecommunications equipment provider) and a member of its Executive Committee, he was responsible for research, corporate strategy, intellectual property and R&D investment. Prior to that, he directed Alcatel’s access and metro optical business in North America. Earlier in his career, he directed the Advanced Technology Systems Center at BellSouth and various development and applied research organizations in voice and data switching at Bell Laboratories. He holds a Ph.D. in electrical engineering from the University of Notre Dame, BSEE and MSEE degrees from Old Dominion University, and an MBA from the University of Chicago.

Biographies of Executive Officers

Yoav Efron, Deputy Chief Executive Officer and Chief Financial Officer

Mr. Efron has served as our Chief Financial Officer since January 2018, and as our Deputy Chief Executive Officer since May 2024. Mr. Efron is responsible for all financial aspects of our business and for strategy, as well as Information Technology and Human Resources. Prior to joining Actelis, Mr. Efron was the CFO of TriPlay Inc. and eMusic Inc., a B2C cloud media services company from 2012 to 2017. From 2010 to 2014, Mr. Efron was an entrepreneur in energy efficiency and from 1998 through 2010 worked at Avaya Inc., a Fortune 500 telecommunications company in various executive financial roles including Finance Director. Mr. Efron earned his bachelor’s degree in economics and management from the Hebrew University of Jerusalem.

Elad Domanovitz, Chief Technology Officer

Dr. Domanovitz serves as our Chief Technologies Officer since April 2017, prior to that he served as director of technologies from 2014. Dr. Domanovitz brings extensive experience envisioning and developing Actelis’ research capabilities. As Actelis’ Chief Scientist, Dr. Domanovitz is responsible for driving Actelis’ technology development and aligning it with the company’s overall vision and worldwide go-to-market strategies. Dr. Domanovitz is also responsible for enriching the Actelis IT portfolio and he also actively participates in standards committees. Dr. Domanovitz joined Actelis in November 2005 and has since held several positions in the Algorithms and CTO groups. Dr. Domanovitz holds a Ph.D., MSc. and a BSc (cum laude) in Electrical Engineering from Tel Aviv University.

Eyal Aharon, VP R&D

Mr. Aharon serves as our Vice President of R&D since January 2018. Previously, Mr. Aharon served as our director of software engineering from 2011 through December 2017. Mr. Aharon brings extensive experience in Research and Development to Actelis, having over 20 years in the telecommunication industry. As Actelis’ VP of R&D, Mr. Aharon is responsible for all current and strategic activities of the R&D group. Mr. Aharon joined Actelis in 2000 and has since held several positions within the R&D group. Prior to joining Actelis, he held several positions in ADC Teledata. Mr. Aharon holds a BA in Computer Science and Economics from Tel-Aviv University, and a Master’s in Economics from Tel-Aviv University.

Michal Winkler-Solomon, VP Marketing

Ms. Winkler-Solomon serves as our Vice President of Marketing since March 2017 and prior as AVP of Product Marketing from March 2016. Ms. Winkler-Solomon has more than 20 years of Product Marketing and Product Management experience. Since joining Actelis in 2001, Ms. Winkler-Solomon has held Product Management, and Product Marketing positions, where she has been responsible for product specifications, positioning, and marketing of the company’s industry-leading Ethernet in the First Mile product line.

Prior to Actelis, Ms. Winkler-Solomon held positions as Chief Technology Officer of BeConnected. Prior, Ms. Winkler-Solomon held positions as Product Manager of the Access Division at Telrad Telecommunications where she led Nortel Networks product development. Prior, Ms. Winkler-Solomon spent five years developing communication systems for the Israeli army. Ms. Michal Winkler-Solomon holds a B.Sc in Electrical Engineering from the Technion and an MBA from Tel Aviv University.

Yaron Altit, Executive Vice President, International Sales

Mr. Altit serves as our Vice President of International Sales since June 2017. Prior to joining us, Mr. Altit was self-employed from 2013 to 2017. Mr. Altit brings more than 25 years of experience to his position as Actelis’ Executive Vice President International Sales business unit, including vast experience in sales management positions in the Telecom, Datacom, and control plane industries. In his role, Mr. Altit is responsible for all EMEA & APAC regions customer-facing functions, including sales, customer support, pre-sale engineering, business development and regional marketing. Mr. Altit held executive positions in several telecommunication companies, including management of Sales, Customer Support and Business Development at Schema, where he was the General Manager of EMEA Business unit. Previously, Mr. Altit held top sales management positions at Mindspeed Technologies. Mr. Altit was responsible for European and International sales at T-Soft (now Cramer Systems, an Amdocs OSS division). Mr. Altit studied towards a B.A. in Economics and Accounting at the Ramat Gan College.

Hemi Kabir, Vice President, Operations

Mr. Kabir serves as our Vice President of Operations since January 2015. With more than 20 years of experience in operations, supply chain and engineering, Mr. Kabir manages Actelis’ Supply Chain, Purchasing, Quality Assurance and Operations Engineering departments, and is responsible for Actelis’ operations including manufacturability, continuous improvement initiatives and cost-savings activities. Prior to joining Actelis, Mr. Kabir was head of Supply Chain management and purchasing at “Better place” Israel, where he was in charge of defining and managing the supply chain divisions. Mr. Kabir holds MBA degree from Heriot Watt University, BA degree in management from the Open University and Industrial practical engineering diploma from Israeli College of Management.

Mark DeVol, Chief Revenue Officer Americas

Mr. DeVol has served as our Chief Revenue Officer, Americas, since July 2025. Mr. DeVol, age 52, brings more than 34 years of experience working with the Department of War, the Federal Civilian Departments, various state and local agencies, wireless and cable operators, educational institutions and utility companies. Prior to joining the Company, since July 1, 2019, Mr. DeVol was the Vice President of Federal Sales at Ericsson Enterprise Wireless Solutions. Prior to this, from April 2018 until May 2019, Mr. DeVol served as a Federal Account Director at Nokia (NYSE: NOK). Before this, from March 2016 until March 2018, Mr. DeVol served as a Sales Account Manager at OCEUS Networks. Mr. DeVol holds a degree in Real Estate from Mount San Jacinto College.

Family Relationships

There are no family relationships among any of our current or former directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers, and greater than 10% stockholders file reports with the SEC relating to their initial beneficial ownership of our securities and any subsequent changes. These reports are commonly referred to as Form 3, Form 4 and Form 5 reports. They must also provide us with copies of the reports.

Based solely on a review of the copies of such forms in our possession, and on written representations from the reporting persons, we believe that all of these reporting persons complied with their filing requirements for the fiscal year ended December 31, 2025, except with respect to except with respect to the filing of Form 4s for each of the eleven directors and officers of the Company on November 6, 2025 with respect to an equity grant of RSUs which occurred on September 12, 2025.

Board Meetings

The board met on 8 occasions during the fiscal year ended December 31, 2025. Each of the members of the board attended at least 80% of the meetings held by the board during the fiscal year ended December 31, 2025. None of our directors attended our 2025 annual meeting of stockholders.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage our directors to attend.

Committees of the Board

Audit Committee

Our audit committee is comprised of Niel Ransom, Julie Kunstler, and Gideon Marks, with Gideon Marks serving as Chairperson. The audit committee is responsible for retaining and overseeing our independent registered public accounting firm, approving the services performed by our independent registered public accounting firm and reviewing our annual financial statements, accounting policies and our system of internal controls. The audit committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the audit committee’s composition and meetings. The audit committee charter is available on our website www.actelis.com.

The board of directors has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the board of directors has determined that each member of the audit committee is “independent,” as that term is defined by the rules of Nasdaq.

The board of directors has determined that Gideon Marks is an “audit committee financial expert” serving on its audit committee as the SEC has defined that term in Item 407 of Regulation S-K.

The audit committee met on 4 occasions during the fiscal year ended December 31, 2025. Each of the members of the audit committee attended at least 80% of the meetings held by the audit committee during the fiscal year ended December 31, 2025.

Compensation Committee

Our compensation committee consists of Niel Ransom, Julie Kunstler, and Gideon Marks, with Julie Kunstler serving as Chairperson.

The compensation committee’s roles and responsibilities include making recommendations to the board of directors regarding the compensation for our executives, the role and performance of our executive officers, and appropriate compensation levels for our CEO, which are determined without the CEO present, and other executives. Our compensation committee also administers our 2015 Equity Incentive Plan and our 2025 Equity Incentive Plan. The compensation committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the compensation committee’s composition and meetings. The compensation committee charter is available on our website www.actelis.com.

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluates the performance of our Chief Executive Officer in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives. Our compensation committee has the sole authority to determine our Chief Executive Officer’s compensation. In addition, our compensation committee, in consultation with our Chief Executive Officer, reviews and approves all compensation for other officers, including the directors. Our Chief Executive Officer and Chief Financial Officer also make compensation recommendations for our other executive officers and initially propose the performance objectives to the compensation committee.

The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies.

Our board of directors has determined that all three members of the compensation committee are “independent,” as that term is defined by the rules of Nasdaq.

The compensation committee met on 2 occasions during the fiscal year ended December 31, 2025. Each of the members of the compensation committee attended at least 80% of the meetings held by the compensation committee during the fiscal year ended December 31, 2025.

Nominations and Corporate Governance Committee

The members of the nominations and corporate governance committee are Niel Ransom, Julie Kunstler, and Gideon Marks, with Niel Ransom serving as Chairperson.

The nominations and corporate governance committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the nominations and corporate governance committee’s composition and meetings. The nominations and corporate governance committee charter is available on our website www.actelis.com.

The nominations and corporate governance committee develops, recommends and oversees implementation of corporate governance principles for us and considers recommendations for director nominees. The nominations and corporate governance committee also considers stockholder recommendations for director nominees that are properly received in accordance with applicable rules and regulations of the SEC. Our stockholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our bylaws. See “When are Stockholder Proposals Due for the 2027 Annual Meeting?”

The nominations and corporate governance committee will consider persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that a candidate for nomination:

•        should be accomplished in his or her field and have a reputation, both personal and professional, that is consistent with our image and reputation;

•        should have relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise; and

•        should be of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

The nominations and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominations and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board of directors members. The nominations and corporate governance committee will not distinguish between nominees recommended by stockholders and those recommended by other persons.

Our board of directors has determined that all three members of the nominations and corporate governance committee are “independent” as that term is defined by the rules of Nasdaq.

The nominations and corporate governance committee met on 2 occasions during the fiscal year ended December 31, 2025. Each of the members of the nominations and corporate governance committee attended the meeting held by the nominations and corporate governance committee during the fiscal year ended December 31, 2025.

Stockholder Communications with the Board of Directors

Historically, we have not provided a formal process related to stockholder communications with the board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders or other interested parties may communicate with any director by writing to them at Actelis Networks, Inc., 710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805, Attention: Corporate Secretary.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics that applies to all our employees. The text of the Code of Business Conduct and Ethics is publicly available on our website at www.actelis.com. Information contained on, or that can be accessed through, our website does not constitute a part of this report and is not incorporated by reference herein. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors — Governance” section of our website at www.actelis.com or will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

Board Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that we face, while our board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our board assesses major risks facing our Company and options for their mitigation in order to promote our stockholders’ interests in the long-term health of our Company and our overall success and financial strength. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our full board in the risk oversight process allows our board to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for our Company. Our board regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, risk management, insurance, pending and threatened litigation and significant commercial disputes.

While our board is ultimately responsible for risk oversight, various committees of our board oversee risk management in their respective areas and regularly report on their activities to our entire board. In particular, the audit committee has the primary responsibility for the oversight of financial risks facing our Company. The audit committee’s charter provides that it will discuss our major financial risk exposures and the steps we have taken to monitor and control such exposures. Our board has also delegated primary responsibility for the oversight of all executive compensation and our employee benefit programs to the compensation committee. The compensation committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our board’s leadership structure provides appropriate checks and balances against undue risk taking.

Anti-hedging Policy

Our insider trading policy prohibits directors, officers and other employees or contractors from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time.

Director Compensation

The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2025.

Name	Year	Cash Fees Earned ($)	RSU Awards ($)	All Other Compensation ($)	Total ($)
Israel Niv(1)	2025	$4,750	$0	$—	$4,750
Gideon Marks	2025	$19,000	$100,000	$—	$119,000
Julie Kunstler	2025	$16,250	$100,000	$—	$116,250
Niel Ransom	2025	$17,206	$100,000	$—	$117,206

____________

(1)      Mr. Niv departed the Company on April 1, 2025.

Our Board adopted a non-employee director compensation policy pursuant to which each of our directors who is not an employee or consultant of our company will be eligible to receive an annual cash retainer of $10,000 for his or her service on our board of directors and an annual cash retainer of $2,000 for his or her service on a committee of our board of directors, with the chairperson of each committee receiving an additional $3,000 annually. Additionally, following the IPO, as compensation for serving on the Board at the time, Israel Niv and Joseph Moscovitz were each granted 2,500 RSUs, of which shall fully vest over 36 months, subject to each member’s continued service on the Board. Furthermore, in connection with the IPO, on March 22, 2022, Compensation Committee of the Board approved, and thereafter, on May 2, 2023, the entire Board approved and ratified the annual issuance of RSUs worth $100,000 at their time of their grant to the following then-members of the Board, Israel Niv and Joseph Moscovitz (the “Annual RSU Grants”). The Annual RSU Grants shall fully vest over 36 months, subject to each member’s continued service on the Board, as compensation for serving on the Board. Each Annual RSU Grant will be subject to their availability under the 2015 Plan. The non-employee members of the Board (each of Gideon Marks, Julie Kunstler and Niel Ransom) received 138,889 RSU grants in September 2025, worth $100,000 at the time of their grant, which shall fully vest over 36 months, subject to each member’s continued service on the Board, as compensation for serving on the Board.

Vote Required

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. The proxies cannot be voted for a greater number of persons than one.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE
UNTIL THE TERM OF SUCH DIRECTORS EXPIRE IN ACCORDANCE WITH THEIR CLASS, AND
PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS
A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF PWC AS INDEPENDENT PUBLIC ACCOUNTANT FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2026

The audit committee has appointed PwC, independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2026. The board proposes that the stockholders ratify this appointment. We expect that representatives of PwC will be either present or available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by PwC for each of our last two fiscal years for the categories of services indicated.

Fee category	2025	2024
Audit Fees	$162,253	$241,516
Audit-related fees	$80,030	$51,000
Tax fees	$7,000	$29,685
All other fees	$—	$—
Total fees	$249,283	$322,201

Audit Fees

PwC billed us audit fees in the aggregate amount of $162,253 and $241,516 for the years ended December 31, 2025 and 2024, respectively. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

PwC billed us audit-related fees in the aggregate amount of $80,030 and $51,000 for the year ended December 31, 2025 and 2024 respectively.

Tax Fees

PwC billed us tax fees in the aggregate amount of $7,000 and $29,685 for the year ended December 31, 2025 and 2024, respectively. These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

PwC did not bill us for any other fees for the year ended December 31, 2025 and 2024.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2025 and December 31, 2024 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for the approval of Proposal No. 2. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PwC
AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL NO. 3

PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK FROM 30,000,000 SHARES TO 80,000,000 SHARES

Under Proposal No. 3 at the Annual Meeting, our board of directors is seeking the approval of our stockholders of the Amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 80,000,000. The full text of the proposed Certificate Amendment is attached to this Proxy Statement as Annex A.

The additional shares of common stock authorized for issuance under the Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Our common stock has no preemptive rights to purchase common stock or other securities.

If Proposal No. 3 is approved by the requisite vote of the stockholders, the proposed Amendment will become effective upon the filing and recording of it with the Secretary of State of Delaware.

Reasons for the Increase in the Number of Authorized Shares

The proposed increase in the authorized number of shares of common stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of common stock for future use. Of the 30,000,000 shares of our common stock currently authorized, as of the close of business on the Record Date, there were 25,837,246 shares of common stock outstanding. In addition to the shares of common stock outstanding on the Record Date, we had (i) 5,162 shares of common stock issuable upon exercise of outstanding securities under our 2015 Employee Incentive Plan (the “2015 Plan”); (ii) 173,250 shares of common stock issuable upon exercise or vesting of outstanding securities under our 2025 Equity Incentive Plan (the “2025 Plan”); (iii) 16,680 shares of common stock reserved for potential future issuance pursuant to the 2025 Plan and the 2015 Plan, combined; and (v) 7,900,296 shares of common stock issuable upon the exercise of warrants outstanding. As a result of the foregoing, our authorized shares of common stock available for future issuance in connection with potential financing transactions, business expansion opportunities, grants pursuant to equity compensation plans and other general corporate purposes will be limited if the Amendment is not approved by our stockholders.

Our board of directors is recommending the proposed increase in the authorized number of shares of common stock for the primary purpose of providing the Company with appropriate flexibility to issue shares in the future on a timely basis in the event that the board of directors determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) enter into strategic business transactions, (iii) provide equity incentives to directors, officers and employees pursuant to equity compensation plans or (iv) further other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the board of directors needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay and expense associated with convening a special stockholders’ meeting. As such, in considering and planning for our current and future corporate needs, our board of directors believes that the current number of authorized and unreserved shares of common stock available for issuance is inadequate.

The board of directors has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal (other than with respect to the exercisability of certain warrants issued to White Lion Capital, LLC, whose exercise is conditional upon an increase in the Company’s authorized share capital, as further described on the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2026), and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock authorized by the Amendment.

Effects of the Increase in the Number of Authorized Shares

If our stockholders approve this proposal to increase the number of authorized shares of common stock, unless otherwise required by applicable law or stock exchange rules, our board of directors will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.

The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of common stock or securities convertible into our common stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of common stock that we may issue.

Potential Anti-Takeover Effect

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our board of directors to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional shares of common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support our board of directors in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders.

In addition to the proposed Amendment, our Amended and Restated Certificate of Incorporation and amended and restated bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit our board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our board of directors, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control.

The board of directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Amendment to increase the number of authorized shares of common stock is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.

Vote Required

The affirmative vote of a majority of the voting power of all the then outstanding shares of capital stock entitled to vote on the subject matter is required for the approval of Proposal No. 3. Any broker non-votes (if any) will be treated as a vote against Proposal No. 3.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS DETAILED IN THE PROXY STATEMENT HEREBY.

PROPOSAL NO. 4

APPROVAL OF THE ADJOURNMENT

The Company is asking stockholders to approve, if necessary, adjournment of the Annual Meeting to solicit additional proxies in favor of Proposal No. 1, Proposal No. 2 and Proposal No. 3. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve the Adjournment proposal. Abstentions represent the voting power present under the Company’s amended and restated bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal No. 4. Broker non-votes will have no effect on the outcome of the vote for this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the ADJOURNMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of July 16, 2026 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage(2)
Directors and Executive Officers
Tuvia Barlev	27,946		*
Yoav Efron	6,201	(3)	*
Eyal Aharon	380	(4)	*
Michal Winkler-Solomon	386	(5)	*
Hemi Kabir	430	(6)	*
Elad Domanovitz	639	(7)	*
Yaron Altit	480	(8)	*
Mark DeVol	3,333	(12)
Gideon Marks	4,630	(9)	—
Julie Kunstler	4,630	(10)	—
Niel Ransom	4,630	(11)	—
All executive officers and directors as a group (11 persons)	53,685		*

5% or Greater Shareholders
White Lion Capital LLC(13)	3,000,000	(14)	10.41%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of the following entities or individuals is 710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805.

(2)      The calculation in this column is based upon 28,837,246 shares of common stock outstanding on July 16, 2026. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)      Consists of (i) 4,913 shares of common stock held by Mr. Efron and (ii) 1,288 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(4)      Includes (i) 380 shares of common stock held by Mr. Aharon.

(5)      Includes (i) 296 shares of common stock held by Mr. Winkler-Solomon and (ii) 90 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(6)      Includes (i) 430 shares of common stock held by Mr. Kabir.

(7)      Includes (i) 300 shares of common stock held by Mr. Domanovitz and (ii) 339 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(8)      Includes (i) 480 shares of common stock held by Mr. Altit.

(9)      Includes (i) 4,630 RSU granted to Mr. Marks.

(10)    Includes (i) 4,630 RSU granted to Miss. Kunstler.

(11)    Includes (i) 4,630 RSU granted to Mr. Ransom.

(12)    Includes (i) 3,333 RSU granted to Mr. De Vol, which are scheduled to vest within the next 60 days.

(13)    The business address of White Lion Capital, LLC (“WLC”), is 17631 Ventura Blvd., Suite 1008, Encino, CA 91316. WLC’s principal business is that of a private investor. Yash Thukral, Sam Yaffa, and Nathan Yee are the managing principals of WLC. Therefore, each of Thukral, Yaffa, and Yee may be deemed to have sole voting control and investment discretion over securities beneficially owned directly by WLC and, indirectly, by WLC. The foregoing should not be construed in and of itself as an admission by Thukral, Yaffa, and Yee as to beneficial ownership of the securities beneficially owned directly by WLC and, indirectly, by WLC. Thukral, Yaffa, and Yee each disclaim beneficial ownership of these securities, except to the extent of each of their respective pecuniary interests therein.

(14)    The shares of common stock reported herein represent 3,000,000 shares of common stock held by WLC, and excludes (i) 3,850,000 shares of common stock issuable upon the exercise of pre-funded warrants (“WLC Pre-Funded Warrants”) and (ii) 3,000,000 shares of common stock issuable upon the exercise of common warrants (“WLC Common Warrants”). Each of the WLC Pre-Funded Warrants and WLC Common Warrants are subject to a beneficial ownership blocker of 4.99% (the “Ownership Limitation”), and as such has no right to acquire shares of common stock pursuant to the exercise of the WLC Pre-Funded Warrants and WLC Common Warrants pursuant to the Ownership Limitation due to its current percentage of ownership of the Company’s common stock.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth certain information about our executive officers:

Name	Age	Position
Tuvia Barlev	64	Chief Executive Officer and Chairman
Yoav Efron	57	Chief Financial Officer and Deputy Chief Executive Officer
Yaron Altit	56	Executive Vice President, International Sales

Tuvia Barlev — Chief Executive Officer and Chairman

Mr. Barlev’s biography is listed under Proposal No. 1 — Election of Directors.

Yoav Efron — Chief Financial Officer and Deputy Chief Executive Officer

Mr. Efron has served as our Chief Financial Officer since January 2018, and as our Deputy Chief Executive Officer since May 2024. Mr. Efron is responsible for all financial aspects of our business and for strategy, as well as Information Technology and Human Resources. Prior to joining Actelis, Mr. Efron was the CFO of TriPlay Inc. and eMusic Inc., a B2C cloud media services company, from 2012 to 2017. From 2010 to 2014, Mr. Efron was an entrepreneur in energy efficiency, and from 1998 through 2010 worked at Avaya Inc., a Fortune 500 telecommunications company in various executive financial roles including Finance Director. Mr. Efron earned his bachelor’s degree in economics and management from the Hebrew University of Jerusalem.

Yaron Altit — Executive Vice President, International Sales

Mr. Altit has served as our Vice President of International Sales since June 2017. Prior to joining us, Mr. Altit was self-employed from 2013 to 2017. Mr. Altit brings more than 25 years of experience to his position as Actelis’ Executive Vice President International Sales business unit, including vast experience in sales management positions in the Telecom, Datacom, and control plane industries. In his role, Mr. Altit is responsible for all EMEA & APAC regions customer-facing functions, including sales, customer support, pre-sale engineering, business development and regional marketing. Mr. Altit held executive positions in several telecommunication companies, including management of Sales, Customer Support and Business Development at Schema, where he was the General Manager of EMEA Business unit. Previously, Mr. Altit held top sales management positions at Mindspeed Technologies. Mr. Altit was responsible for European and International sales at T-Soft (now Cramer Systems, an Amdocs OSS division). Mr. Altit studied towards a B.A. in Economics and Accounting at the Ramat Gan College.

Summary Compensation Table

The following sets forth the compensation paid by us to our named executive officers, during the years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Tuvia Barlev,	2025	$298,188		$302,778	—	—	—	$28,054	$629,020
Chief Executive Officer and Chairman	2024	$298,188		—	—	—	—	$25,066	$323,254

Yoav Efron	2025	$193,483		$60,556	—	—	—	$32,081	$286,120
Deputy Chief Executive Officer and Chief Financial Officer	2024	$188,118		—	—	—	—	$18,953	$207,071

Yaron Altit,	2025	$134,821	33,036	$13,080	—	—	—	$50,994	$231,932
Executive Vice President, International Sales	2024	$125,541	31,173	—	—	—	—	$34,655	$191,369

Agreements with Named Executive Officers

We have entered into written employment agreements with our executive officers. All of these agreements contain customary provisions regarding noncompetition, confidentiality of information and assignment of inventions. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Chief Executive Officer

Employment Agreement with Mr. Tuvia Barlev

On February 15, 2015, we entered into an at-will employment agreement with Mr. Tuvia Barlev, which remains in effect as of the date of this Annual Report.

In May 2022, the Company approved an increase to Mr. Barlev’s salary, effective upon completion of the IPO, to $300,000 with performance based variable payment of an additional $260,000 upon the Company’s achievement of various financial and/or other goals established by the Board. In addition, Mr. Barlev received a performance based variable payment of $125,000 following the IPO.

Effective April 1, 2023, we amended Mr. Barlev’s employment to increase his salary to $330,000. Mr. Barlev is also entitled annually to receive $500,000 of RSUs under the Company’s 2025 Plan (as defined below). For the fiscal year of 2024, Mr. Barlev was not granted these RSUs. For the fiscal year of 2025, Mr. Barlev was granted 69,444 RSUs.

Mr. Barlev’s employment agreement, as amended, provides that he will be entitled to severance if we terminate his employment without “Cause” (as defined in the employment agreement), if he terminates his employment for “Good Reason” (as defined in the employment agreement), or following his death or permanent disability. In any event in which Mr. Barlev is entitled to severance pursuant to these provisions, we shall continue to pay Mr. Barlev his then-in-effect base salary and provide benefit continuation at our expense for a period of nine months from the date of termination of employment. Any severance payable to Mr. Barlev shall be payable in equal instalments in the same manner and in our regular payroll cycle as other salaried executive employees are paid.

Chief Financial Officer

Employment Agreements with Mr. Yoav Efron

In May 2024, Mr. Yoav Efron, who has been serving as our Chief Financial Officer since 2018, has been promoted to Deputy Chief Executive Officer, in addition to his current position as Chief Financial Officer.

In December 2017, we entered into an at will employment agreement with our Deputy Chief Executive Officer and Chief Financial Officer, Mr. Yoav Efron, and he entered into another, separate, at will employment agreement with our subsidiary. Both of these agreements remain in effect as of the date of this Annual Report.

In May 2022, the Company approved an increase to Mr. Efron’s salary, effective upon completion of the IPO, to $187,000 through both employment agreements (which the subsidiary agreement is effected by the currency exchange rates) with performance bonuses of an additional $50,000. In addition, Mr. Efron received a one-time $85,000 bonus upon completion of the IPO and is entitled annually to receive $100,000 of RSUs. For the fiscal year of 2023, Mr. Efron was not granted these RSUs.

In May 2023, we entered into an amendment to the employment agreement to increase Mr. Efron’s salary to $205,000, effective as of April 1, 2023. In addition, Mr. Efron was granted an additional 5,500 RSUs, and a $36,500 bonus for 2022. However, Mr. Efron decided not to apply his approved salary increase. In addition, in September 2023 the board indefinitely delayed the grant of 5,500 RSUs to Mr. Efron.

For the fiscal year of 2024, Mr. Efron was not granted these RSUs. For the fiscal year of 2025, Mr. Efron was granted 13,889 RSUs.

Mr. Efron employment agreements provide that that he will be entitled to severance if we terminate his employment without “Cause” (as defined in the employment agreements), if he terminates his employment for “Good Reason” (as defined in the employment agreements), we shall continue to pay Mr. Efron his then-in-effect base salary and provide benefit continuation at our expense for a period of nine months from the date of termination of employment following an acquisition of us. Any severance payable to Mr. Efron shall be payable in equal instalments in the same manner and in our regular payroll cycle as other salaried executive employees are paid.

Executive Vice President, International Sales

Employment Agreement, as amended, with Mr. Yaron Altit

On June 19, 2017, we entered into an at-will employment agreement with Mr. Yaron Altit, which remains in effect as of the date of this Annual Report. On April 2023, the Company approved an increase to Mr. Altit’s salary, effective March 1, 2023, to a monthly salary of NIS 42,000. Additionally, Mr. Altit will receive 4,000 RSU pending board approval.

Mr. Altit’s employment agreement may be terminated by either party by providing written notice to the other party at least 90 days in advance. Should Mr. Altit resign without giving prior notice, the Company may withhold any owed amounts, including salary, equivalent to the salary he would have been entitled to receive had he been employed during the notice period.

The Company may terminate Mr. Altit’s employment agreement without the need for prior notice, if such termination is for “good cause,” as defined in the employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table provides certain information concerning any common share purchase options, stock awards or equity incentive plan awards held by the executive officers named above at the fiscal year ended December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
Tuvia Barlev
Chief Executive Officer and Chairman	—		—	—	—	69,445	(5)	34,354

Yoav Efron	10,700	(1)	—	$1.058	02/08/2028	—		—
Chief Financial Officer	2,174	(2)	—	$13.616	05/27/2031	—		—
	—		—	—	—	13,889	(5)	6,870

Yaron Altit						—		—
Executive Vice President, International Sales	—		—	—	—	3,000	(6)	1,484
						667	(3)	560
						2,667	(4)	2240

____________

(1)      The option grant was vested in full on December 7, 2021.

(2)      The options were granted May 27, 2021 and will vest in full by May 26, 2025.

(3)      The RSUs vests annually in three equal tranches, with the first tranche vesting on September 14, 2023, the second tranche vesting on September 14, 2024, and the last tranche vesting on September 14, 2025.

(4)      The RSUs vests annually in three equal tranches, with the first tranche vesting on December 12, 2024, the second tranche vesting on December 12, 2025, and the last tranche vesting on December 12, 2026.

(5)      The RSUs vests annually in three equal tranches, with the first tranche vesting on May 17, 2026, the second tranche vesting on May 17, 2027, and the last tranche vesting on May 17, 2028.

(6)      The RSUs vests annually in three equal tranches, with the first tranche vesting on September 12, 2026, the second tranche vesting on September 12, 2027, and the last tranche vesting on September 12, 2028.

Policies and Practices for Granting Certain Equity Awards

The Company did not grant equity awards to any named executive officer or board member during fiscal year 2024. The Compensation Committee and the board have a historical practice of not granting equity awards to named executive officers during closed quarterly trading windows as determined under the Company’s Insider Trading Policy. Annual grants of equity awards, which historically have included stock options, are typically made to the Company’s named executive officers, including named executive officers, during the open-trading-window period of the fiscal quarter in which they are awarded. Consequently, the Company has not granted, and does not expect to grant, any equity awards to any named executive officers during the period commencing four business days prior to and ending one business day following the filing with the SEC of any Company report on Forms 10-K, 10-Q or 8-K that discloses material non-public information about the Company. The compensation committee and the board do not take material non-public information into account when determining the timing of equity awards, and the Company has not timed the disclosure of material non-public information in order to affect the value of executive compensation.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on these reviews and discussions, the audit committee has recommended to the board that the audited financial statements be included in our Form 10-K for the year ended December 31, 2025.

Gideon Marks
Julie Kunstler
Niel Ransom

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Other than the compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2025, we did not participate in any transaction, and we are not currently participating in any proposed transaction, or series of transactions, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

Employment Agreements

We have entered into written employment agreements with each of our executive officers. These agreements generally provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. We have also entered into customary non-competition, confidentiality of information and ownership of inventions arrangements with our executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Options

Since our inception we have granted options to purchase our common stock to our officers and directors. Such option agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions.

Restricted Stock Grants

Since our inception we have granted restricted share awards under our 2015 Equity Incentive Plan and our 2025 Equity Incentive Plan to Directors, officers, consultants and employees. The restricted shares shall vest over a three-year period.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceedings against them as to which they could be indemnified. We also maintain an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Director Independence

See “Nominees for Director” above for a discussion regarding the independence of the members of our board of directors.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

To be considered for inclusion in the proxy statement relating to our 2027 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2027 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than the close of business on the 150th day nor later than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s Annual Meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2027 Annual Meeting is held more than 30 days before or after the first anniversary of the date of the 2025 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2027 Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2027 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

Proposals should be addressed to:

Actelis Networks, Inc.
710 Lakeway Drive, Suite 200
Sunnyvale, CA 94805
(510) 545-1045

You may propose director candidates for consideration by the Board’s Corporate Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary at our principal executive offices within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2025 is being delivered with this proxy statement. Any person who was a beneficial owner of our ordinary shares on the Record Date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting an Annual Report as a stockholder of Actelis at such date. Requests should be directed in writing to Actelis Networks, Inc., 710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805, Attention: Corporate Secretary or by calling us at +1 (510) 545-1045, Attention: Corporate Secretary. Our Annual Report, as well as other company reports, are also available on the SEC’s website (www.sec.gov).

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805, Attention: Tuvia Barlev, Chief Executive Officer.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

ANNEX A

THIRD CERTIFICATE OF AMENDMENT
TO THE
TWENTY FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ACTELIS NETWORKS, INC.

a Delaware corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Actelis Networks, Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:

A. On            , 2026 the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following third amendment (the “Third Amendment”) to the Corporation’s Twenty Fourth Amended and Restated Certificate of Incorporation (the “Certificate”).

B. Article IV Section 1 of the Certificate is hereby amended and restated in its entirety with the following:

1. Total Authorized.

The total number of shares of all classes of capital stock that the Corporation has authority to issue is 92,803,774 shares, consisting of 80,000,000 shares of Common Stock with a par value of US$0.0001 per share (the “Common Stock”), 2,803,774 shares of Non-Voting Common Stock with a par value of US$0.0001 per share (the “Non-Voting Common Stock”) and 10,000,000 shares of preferred stock with a par value of US$0.0001 per share (the Preferred Stock or the “Preferred Shares”).

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

C. This Third Amendment to the Certificate has been duly approved and adopted by the stockholders of the Corporation entitled to vote thereon in accordance with the provisions of Section 242 of the DGCL.

Annex A-1

IN WITNESS WHEREOF, the Corporation has caused this Third Amendment to the Certificate, to be signed by a duly authorized officer of the Corporation on this day of            , 2026.

ACTELIS NETWORKS, INC.
By:
Name:	Tuvia Barlev
Title:	Chief Executive Officer

Annex A-2

NAME & ADDRESS HERE PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://web.viewproxy.com/ASNS/2026AM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. CONTROL NUMBER As a stockholder of Actelis Networks, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EST on August 24, 2026. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED ACTELIS NETWORKS, INC. ANNUAL MEETING OF STOCKHOLDERS AUGUST 25, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ACTELIS NETWORKS, INC. The undersigned hereby constitutes and appoints Yoav Efron and Tuvia Barlev, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Actelis Networks, Inc. (the “Company”) to be held at Actelis Networks Israel Ltd. Offices, 25 Bazel St., Petach Tikva, Israel 4951038 and at any adjournments thereof and to vote with respect to the proposals set forth on the reverse side all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting. You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE. Shares represented by this proxy will be voted as directed by the stockholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. The proxies cannot vote your shares unless you sign and return this card. I plan on attending the meeting. NAME & ADDRESS HERE BARCODE HERE CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should give their full titles.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 25, 2026: The Proxy Statement and Annual Report are available at: https://web.viewproxy.com/ASNS/2026AM PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” each of the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. Your Board of Directors recommends a vote “FOR” each of the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. Please mark your votes like this 1. Election of Directors: To elect the Class I directors for a term of three years or until the Company’s 2029 Annual Meeting of Stockholders. Nominees FOR WITHHOLD (1) Julie Kunstler (2) Gideon Marks 2. To ratify the appointment of Kesselman & Kesselman, Certified Public Accountants (lsr.), a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. FOR AGAINST ABSTAIN 3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 30,000,000 shares to 80,000,000 shares. FOR AGAINST ABSTAIN 4. To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve Proposal No. 1, Proposal No. 2 and/or Proposal No. 3. FOR AGAINST ABSTAIN